UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549

                                                     FORM 8-K

                                              CURRENT REPORT PURSUANT
                                           TO SECTION 13 OR 15(D) OF THE
                                          SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported)   October 11 , 2004
                                                     ----------------------

                              TRUST LICENSING, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                        000-18689                          06-1238435
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           (Commission File Number)          (IRS Employer Identification No.)

     950 South Pine Island Road, Suite A150-1094, Plantation, Florida 33324
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       (Address of Principal Executive Offices)                   (Zip Code)

                                 (954) 727-8218

              (Registrant's Telephone Number, Including Area Code)

                           NEW MOUNTAINTOP CORPORATION
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          (Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

 Written communications pursuant to Rule 425 under the Securities
Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange
Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a) On October 11, 2004, Trust Licensing, Inc. f/k/a/ New Mountaintop Corporation ("Company") engaged Salberg & Company, P.A. ("Salberg") as the Company's independent accountants to audit the statements of operations, changes in stockholders' equity (deficiency) and cash flows for Trust Licensing, Inc. Trust Licensing, Inc., a Florida corporation and a wholly owned subsidiary of the Company, acquired, by merger, all of the assets and business of Trust Licensing, LLC in connection with the August 24, 2004 reverse merger transaction among Company, Trust Licensing, Inc., a Florida corporation, and Trust Licensing, LLC, a Florida limited liability company.

(b) In addition, on October 11, 2004, the Company engaged Salberg to review the Company's quarterly published financial information for the quarter ending September 30, 2004.

(c) Dorra Shaw & Dugan, Certified Public Accountants ("Dorra Shaw") had been engaged as the Company's principal independent accountants. Dorra Shaw reported that the Company's financial statements during the two-year period ended December 31, 2003 and for the interim quarterly periods ending March 31, 2004 and June 30, 2004 did not contain an adverse opinion or disclaimer opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles. During the two-year period ended December 31, 2003, and the subsequent interim periods, the Company did not have any disagreements with Dorra Shaw on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Dorra Shaw would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(d) During the two-year period ended December 31, 2003 and the subsequent interim periods prior to Salberg's engagement, neither the Company nor anyone on its behalf consulted Salberg regarding either the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, nor has Salberg provided to the Company a written report or oral advice regarding such principles or audit opinion.

(e) The Company has requested that Dorra Shaw furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. The Company has provided Dorra Shaw with a copy of this Report and, when Dorra Shaw furnishes a letter addressed to the Securities and Exchange Commission, an amendment to this Report will be filed.

Item 7.     Financial Statements and Exhibits.

         (c)
                  Exhibits.

                 Exhibit No.       Description
                --------------     --------------------------

                 16 Letter from Dorra Shaw. on change of independent accountants*

* To be filed by amendment.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           TRUST LICENSING, INC.
                               (Registrant)

                           By:      /s/ Jeffrey W. Sass
                                   Jeffrey W. Sass, President



DATED: October 11, 2004